MARKETABLE EQUITY SECURITIES	12 Months Ended
Dec. 31, 2024
Marketable Securities [Abstract]
MARKETABLE EQUITY SECURITIES	MARKETABLE EQUITY SECURITIES
Our marketable securities consist of equity securities in Eneti Inc. ("Eneti"), a company engaged in marine based renewable energy. Eneti Inc. was listed on the New York Stock Exchange until December 29, 2023.

(in thousands of $)	2024	2023
Balance at start of year	—	2,187
Disposals	—	(2,474)
Unrealized gain (loss), net	—	287
Total marketable equity securities	—	—
In 2024, we received no dividends from our investment in Eneti (2023: $6.4 thousand). In December 2023, Eneti completed a merger, where each Eneti common stock with par value $0.01 per share, was converted into the right to receive $11.36755 per share in cash. As a result, investment was reclassified to other current assets as of December 31, 2023. The settlement was received in full in January 2024.